Decoding Biology To Radically Improve Lives December 2023

2 Disclaimers This presentation and any accompanying discussion and documents contain information that includes or is based upon "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and our company, management's beliefs and certain assumptions we have made. The words “plan,” “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements made in this presentation include outcomes and benefits expected from the Tempus partnership, including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; outcomes and benefits expected from the Enamine partnership, including the generating and co-branding of new chemical libraries; our planned expansion of the BioHive supercomputer capabilities; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and additional partnerships and ability to house tools on the BioNeMo Marketplace; the occurrence or realization of any near- or medium-term potential milestones; the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical and clinical studies, including timelines for data readouts, the potential size of the market opportunity for our drug candidates; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates; our expectation that the assets that will drive the most value for us are those that we will identify in the future using our datasets and tools, and many others. Forward-looking statements made in this presentation are neither historical facts nor assurances of future performance, are subject to significant risks and uncertainties, and may not occur as actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of factors that could affect our business, please refer to the "Risk Factors" sections in our filings with the U.S. Securities and Exchange Commission, including our Annual Report for the Fiscal Year ended December 31, 2022, on Form 10-K and our most recent Quarterly Report on Form 10-Q. This presentation does not purport to contain all the information that may be required to make a full analysis of the subject matter. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only.

3 Real (atoms) Digital (bits) 1 Profile Systems Capture high-dimensional data to create a digital record of reality (things, places, preferences, etc.) Data Aggregate and organize data to create digital maps of reality Algorithms Navigate digital maps to predict novel relationships, then try them in reality 3 2 1 2 3 Since our founding, we have been building virtuous cycles of atoms & bits to accelerate & improve drug discovery

4 Trademarks are the property of their respective owners and used for informational purposes only. Reproducibility Crisis Multiple studies have shown that the vast majority of published academic literature cannot be recapitulated Analog Standard The fax machine is alive and well in medicine, while in biopharma, study results from CROs are still often reported as PDFs or scanned printouts Siloed Data in Pharma The culture of biopharma has led to 100s of petabytes of scientific data being stored on a project-by-project basis without the meta-data or annotation needed to relate it to other projects or questions in biology ! ! ! ! ! ! ! ! ! ! Our approach breaks down the data roadblocks that challenge the traditional Biopharma industry

Improved and scaled clinical pipeline Recursion OS Profile Systems: We have built and continue to scale among the world’s most prolific automated wet labs 5 Data: Each week we digitize millions of our own experiments across multiple layers of biology from cell to animal ALGORITHMS: We own and operate one of the fastest supercomputers on earth, allowing us to train LLMs & FMs fit for the purpose of drug discovery To truly unlock the enormous promise of TechBio, an integrated approach combining wet-lab, the right data & powerful computation is imperative

Recursion

A leap forward in our vision

Updates reinforce Recursion's position as a leader at the intersection of scaled biology and compute

Data

TEMPUS

- 5-year partnership providing access to multi-modal data for >100k oncology patients
- Ability to build causal AI models to tune Recursion OS
- More precisely aim clinical programs towards right patients

Computation

NVIDIA

- Expanding Biohive-1 supercomputer with NVIDIA to quadruple in-house compute power
- Enable continued acceleration of our efforts to train foundation models and LLMs for purposes of drug discovery

Pipeline

BAYER

- Partnership evolving to focus on precision oncology in support of Bayer's updated corporate strategy
- Per program milestones up >1.5X from initial collaboration

6

Update 1: Tempus Partnership

Recursion

Recursion to partner with Tempus

Proposed partnership accelerates clinical platform capabilities with ~50 PB of proprietary biology, chemistry, and translational precision medicine data purpose-built for AI / ML

Recursion + TEMPUS

- $160M paid by Recursion to Tempus in cash or equity, at our election, in increasing annual increments over five years, beginning with $22M of equity to be issued later this year

- Provides preferential access to DNA / RNA sequencing datasets tied to clinical records for >100,000 patients for the purpose of training causal AI models for therapeutic development

- Expected to accelerate model deployment, linking molecular data with outcomes
- Expected to enhance program translation as well as identification and enrollment of patients with higher probability of clinical response

8

Partnership provides preferential access to one of the world's largest and fastest growing libraries of real-world multimodal oncology data

Creating another potential virtuous cycle: Recursion will direct biological exploration by the Recursion OS based on scaled patient data as well as drive programs into the clinic with biomarker and patient stratification insights at an unparalleled pace

20PB+ of data immediately available to Recursion


10K DNA and RNA
TCGA
CLINICAL
TBA
DNAseq
150K
RNAseq
0K
AACR-GENIE


CLINICAL
6M+
DNAseq
600K+
RNAseq
160K+
TEMPUS

9

Recursion

Partnership will create among the most comprehensive set of biological data layers in the industry



Clinical Biomarker & Health Records
Real-World Patient Data
Organism Level
InVivomics
Cell Level Phenotypes
Phenomics
Protein Level
Proteomics
RNA Level (Cell and Population-Scale)
Transcriptomics
DNA Level (Population-Scale)
Genomics



Built, scaled or partnered **Exploratory** **Aspirational**

Like digital maps of Earth, **connections within and between layers add useful context.** Similarly, Recursion is **mapping multi-omic layers of biology** and identifying connections within and between layers to **decode biology at scale**.

Image adapted from D'Orazio, M., et al. Nature Scientific Reports 2022

10

Recursion

New capabilities accelerate scale & enhance Recursion's relatable data differentiation


ADMET
& More
>500K
Transcriptomics
Experiments
InVivomics
Video Data
Phenomics data spanning >200 million experiments and ~50 human cell types
Publicly-released RXRX3 <1%
Preferred access to TEMPUS de-identified, multi-modal clinical and molecular records through multi-year licensing agreement
Recursion Data Universe, >25 PB
Accessible Proprietary Data, ~50 PB

Recursion Data Universe: >25 PB of proprietary biological and chemical data, spanning phenomics, transcriptomics, inVivomics, and more

- We believe this is one of the largest such datasets **fit for the purpose of training large-scale ML models in biology**
- **RXRX3:** CRISPR knockouts of most of the human genome, 1,600 FDA approved / commercially available bioactive compounds
  - We believe this is the **largest public dataset of its kind**, <1% of Recursion Data Universe and what Recursion can generate in ~1 week

Preferential access to >20 PB of real-world patient data

- Includes access to more than 100,000 oncology patient's de-identified records, DNA sequencing, RNA sequencing, and clinical outcomes on which we can train causal AI models to:
  - Tune our Recursion OS for increased translatability
  - Better target clinical programs to the right patients

11

Recursion

Collaboration provides preferential access to TEMPUS multi-modal data to enhance precision medicine, translation and trial design


Patient Connectivity & Novelty
Hit & Target Validation
Compound Optimization
Translation
IND Enabling Studies
Clinical Development
Preferential access to Tempus data (>20 PBs) enables training of patient-centric ML models
~50 human cell types including whole genome CRISPR-based knockouts enable reverse-genetic causal ML models
Combined models and tools will enable automated generation of novel, patient-specific hypotheses
~2M physical compounds & ~36B compounds with target predictions from Matchmaker ML system
LLMs query global knowledge for program ideation & evaluation
Predicted target binding
Scaled Phenomics
Scaled Transcriptomics
Chemical tractability
Compound selection with ML
DMPK experiments
Chemical property predictions
Phenomic efficacy
InVivomic Prioritization & Digital Tolerability
InVivomic Efficacy
Preclinical assessment
LLM-based automated IND generation
LLM-based automated patent writing
Preferential access to Tempus data enables both single and complex biomarker identification strategy for patient stratification
TEMPUS

12

Update 2: Supercomputer Expansion

Computational Tools Expand BioHive-1 from: • 320 A100s… …to include an additional • 504 H100s With operations beginning H1 2024 Likely to be the highest performing compute cluster owned and operated by any biopharma company on earth and among the top 50 compute clusters on the Top500 list 14

The combination of scaled data generation and accelerated computing is a key to advancing biological ML World’s largest phenomic foundation model for biology (PHENOM-1) 15 Increasingly powerful foundation models for chemistry Orchestration with custom LLMs to minimize toil and bias from discovery at scale Vision: Autonomous agents automatically explore, predict and execute our workflows to discover and develop medicines with hand-off to humans at later stages Advancements driven by increasingly scaled data generation and compute; leading to reductions in human bias at every step 15

Update 3: Bayer Partnership Transformation

17 Update of existing collaboration to exploit Recursion OS advancements and align with Bayer’s strategic interest in precision oncology Go-forward collaboration • Re-aligned focus to deliver on Bayer strategic objectives in oncology • Up to 7 new Projects anticipated • >1.5x increase in per program economics • Designed to leverage advancements in Recursion OS platform since partnership inception • Foundation models and LLMs deployed to identify novel targets of interest • Industrialized workflows prosecute programs with increasing likelihood of translation and minimal human bias • Application of digital chemistry tooling from acquisitions of Cyclica and Valence Original Collaboration (announced Sept. 2020) Focus: Fibrosis

In Brief: The Recursion Value Proposition

Recursion leading a new TechBio sector at the intersection of technology and biology 19Adapted from Scannell, J et al (2012). Diagnosing the decline in pharmaceutical R&D efficiency. Nat Rev Drug Discov, 11, 191-200. 0.1 1 10 50B 100M 500K 1K 20201962 1970 1980 1990 2000 2010 Compute Power (Transistors per Microprocessor)NMEs per $B spent (inflation adjusted) Moore’s Law: Computing power becomes faster and less expensive over time Eroom’s Law: Drug discovery is becoming slower and more expensive over time Opportunity

Recursion

The Recursion OS today: Industrializing drug discovery to transform BioTech into TechBio


Patient Connectivity & Novelty
Hit & Target Validation
Compound Optimization
Translation
IND Enabling Studies
Clinical Development
Preferential access to Tempus data (>20 PBs) enables training of patient-centric ML models
~50 human cell types including whole genome CRISPR-based knockouts enable reverse-genetic causal ML models
Combined models and tools will enable automated generation of novel, patient-specific hypotheses
~2M physical compounds & ~36B compounds with target predictions from Matchmaker ML system
LLMs query global knowledge for program ideation & evaluation
Predicted target binding
Scaled Phenomics
Scaled Transcriptomics
Chemical tractability
Compound selection with ML
DMPK experiments
Chemical property predictions
Phenomic efficacy
InVivomic Prioritization & Digital Tolerability
InVivomic Efficacy
Preclinical assessment
LLM-based automated IND generation
LLM-based automated patent writing
Preferential access to Tempus data enables both single and complex biomarker identification strategy for patient stratification

20

Data shown is the average of all our programs since late 2017 through 2022. All industry data adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214 Mapping and navigating the complex systems of biology and chemistry has demonstrated leading indicators of efficiency 21 Screen — Hit ID — Validated Lead — Advanced Candidate — Development Candidate — Industry Recursion Failing faster and earlier to › › spend less › C o st t o IN D ( $ M ) 25 — 20 — 15 — 10 — 5 — 0 — Industry 40 — 30 — 20 — 10 — 0 — › and go faster 100 80 60 51 80% 75% 85% 100 64 25 64% 39% 62% 12 50% St ag e Ti m e t o V al id at ed L e ad ( m o ) Recursion Industry Recursion 8 Industry Recursion

Harnessing value with a multi-pronged capital-efficient business strategy 22 Pipeline Recursion OS Build internal pipeline in indications with potential for accelerated path to approval Pipeline Strategy Precision Oncology Rare Disease Partnerships Data Partnership Strategy Partner in complex therapeutic areas requiring large financial commitment or competitive arbitrage Leverage partner knowledge and clinical development capabilities License subsets of data and key tools Direct generation of new data internally to maximize pipeline and partnership value-drivers Data Strategy Undruggable Oncology Other large, intractable areas of biology (e.g. CV/Met) Neuroscience* Licensing Augment Recursion OS *Includes a single oncology indication from our Roche and Genentech collaboration.

Our pipeline reflects the scale and breadth of our approach

Therapeutic Area	Indication
Rare & Other	**CEREBRAL CAVERNOUS MALFORMATION** *(CCM; est. 360K[1])*
	NEUROFIBROMATOSIS TYPE 2 *(NF2; est. 33K[2])*
	FAMILIAL ADENOMATOUS POLYPOSIS *(APC; est. 50K[3])*
	CLOSTRIDIOIDES DIFFICILE INFECTION *(est. 730K)*
Oncology	**AXIN1 or APC MUTANT CANCERS** *(AXIN1 or APC mutant cancers; est. 65K)*
	HR-PROFICIENT OVARIAN CANCER, RBM39 *(HR-proficient ovarian cancer; est. 13K)*
	CANCER IMMUNOTHERAPY, TARGET DELTA *(Multiple; est. 88K[4])*
	CANCER IMMUNOTHERAPY, TARGET ALPHA *(Multiple; est. 72K[4])*
	MYC-DRIVEN ONCOLOGY *(MYC; est. 54K[5])*



Late Discovery
Preclinical
Phase 1
Phase 2
Phase 3

More than a dozen additional early discovery and research programs in oncology or with our partners – first program already optioned by Roche-Genentech in GI-oncology

All populations defined above are US and EU5 incidence unless otherwise noted. EU5 is defined as France, Germany, Italy, Spain and UK. (1) Prevalence for hereditary and sporadic symptomatic population. (2) Annual US and EU5 incidence for all NF2-driven meningiomas. (3) Prevalence for adult and pediatric population. (4) Our program has the potential to address several indications in this space. (5) Our program has the potential to address several indications driven by MYC alterations, totaling 54,000 patients in the US and EU5 annually. We have not finalized a target product profile for a specific indication.

23

Recursion

Significant scientific collaborations in TechBio across biopharma and tech

Therapeutic discovery

Roche
Genentech
A Member of the Roche Group

Announced
Dec. 2021

Neuroscience and a single oncology indication

- **$150M upfront** and up to or exceeding **$500M in research milestones and data usage options**
- Up to or exceeding **$300M in possible milestones per program** for up to **40 programs**
- **First program already optioned**
- **Mid to high single-digit tiered royalties** on net sales

BAYER

Announced
Sept. 2020

Announced
Nov. 2023

Undruggable oncology targets

- **$30M upfront** and **$50M equity investment**
- Increased per program milestones which may be **up to $1.5B for up to 7 oncology programs**
- **Mid single-digit royalties** on net sales
- **Recursion owns all algorithmic improvements**

Technology and data access

NVIDIA

Announced
July 2023

Computation and ML/AI

- **$50M equity investment**
- Partnership on **advanced computation** (e.g., foundation model development)
- **Priority access** to compute hardware or **DGXCloud Resources**
- **Potential to house Recursion Tools on NVIDIA's BioNeMo Marketplace**

TEMPUS

Announced
Nov. 2023

Real-world data access

- **Preferential access to >20 PBs of Tempus real-world, multi-modal oncology data**, including DNA/RNA sequencing and clinical outcome data for more than 100,000 patients
- Ability to train **causal AI models** with utility in **target discovery, biomarker development & patient selection**
- **Opportunity to accelerate clinical trial enrolment** through potential access to broad clinical network

Enamine

Announced
Dec. 2023

Cheminformatics and chemical synthesis

- Utilizes Recursion's **predicted protein-ligand interactions for ~36B compounds** from Enamine's REAL Library
- Aim to generate **enriched screening libraries** & co-brand customer offerings

Trademarks are the property of their respective owners and used for informational purposes only.

24

How we build maps of biology and chemistry to turn drug discovery into a search problem

The Recursion OS today: Industrializing drug discovery to transform BioTech into TechBio


Patient Connectivity & Novelty
Hit & Target Validation
Compound Optimization
Translation
IND Enabling Studies
Clinical Development
Preferential access to Tempus data (>20 PBs) enables training of patient-centric ML models
~50 human cell types including whole genome CRISPR-based knockouts enable reverse-genetic causal ML models
Combined models and tools will enable automated generation of novel, patient-specific hypotheses
~2M physical compounds & ~36B compounds with target predictions from Matchmaker ML system
LLMs query global knowledge for program ideation & evaluation
Predicted target binding
Scaled Phenomics
Scaled Transcriptomics
Chemical tractability
Compound selection with ML
DMPK experiments
Chemical property predictions
Phenomic efficacy
InVivomic Prioritization & Digital Tolerability
InVivomic Efficacy
Preclinical assessment
LLM-based automated IND generation
LLM-based automated patent writing
Preferential access to Tempus data enables both single and complex biomarker identification strategy for patient stratification

26

Our LLMs quickly distill the most promising novel ideas from >5 trillion relationship search space

Recursion

Patient Connectivity & Novelty | Hit & Target Validation | Compound Optimization | Translation



Preferential access to Tempus data (>20 PBs) enables training of patient-centric ML models

~50 human cell types including whole genome CRISPR-based knockouts enable reverse-genetic causal ML models



Combined models and tools will enable automated generation of novel, patient-specific hypotheses



Ability to bridge to *~2M physical compounds & ~36B compounds with target prediction*

Rapidly scaling to 1000s of new differentiated program ideas



State-of-the-art LLMs query global knowledge for program ideation & evaluation


RECURSION • BioHive 1

BioHive-1 is a global TOP500 supercomputer

Large language models (LLMs) evaluate complex opportunities at scale

Differentiation & Impact
Novel map insights and rapid disease research
e.g., Uncover which of our *300M+ gene-gene relationships* are *unique* to our Maps

Automation & Scale
High-throughput LLMs reduce manual research load & human bias
e.g., Our 250,000 tokens/min LLM capacity

Model	Accuracy	
	Correct	Incorrect
GPT-NeoX	47%	53%
Dolly2.0	49%	51%
GPT4.0 on Azure	80%	20%
LLaMA 2	*Under evaluation*	

27

Recursion

Automatic validation of map insights: we rapidly confirm novel predictions from our maps with automated, standardized, scaled -omics

Patient Connectivity & Novelty | **Hit & Target Validation** | Compound Optimization | Translation

Rapidly scaling to 1000s of new differentiated program ideas

>100 programs generated in H1 2023



Hundreds of compound hits per gene from our Maps



Predicted target binding
Phenomics
Transcriptomics
Chemical tractability

Automated data package
Distilled insights for rapid decision making



28

Recursion

Loops of experimental data & ML predictions rapidly accelerate hit to lead and lead optimization

Patient Connectivity & Novelty → Hit & Target Validation → **Compound Optimization** → Translation

Compound selection with ML
Semi-generative and multi-objective generative chemistry models drive compound design

Chemical property predictions
ML predicted protein-ligand interactions for ~*36 billion compounds* and ML predictions for new compounds that become part of our library


DeBERTa
MASKED
Automated loops of *in silico* predictions & robotic experiments

DMPK experiments
A highly automated DMPK module executes 3 critical assays across human and rat contexts

Phenomic efficacy
Compound potency and selectivity are rapidly measured using scaled phenomics

Automated data package



29

Recursion

InVivomics improves whole organism understanding to rapidly translate programs towards the clinic

Patient Connectivity & Novelty | Hit & Target Validation | Compound Optimization | **Translation**

Best options from *Compound Optimization*

InVivomic Prioritization & Digital Tolerability
Rat and mouse studies with ML-based selection of optimal compound and dose from videos

Not tolerated | *Tolerated*



ML evaluation of mice against >10 liabilities.

Poorly tolerated compounds kicked back for further *Compound Optimization*

Automated data package

InVivomic Efficacy
InVivomic ML non-invasively enables phenotype induction confirmation and efficacy determination


On-disease score
Phase day
3
2.5
2
1.5
1
0.5
0
−0.5
−20
−10
0
10
20

Automated data package

Preclinical assessment

30

30

Recursion

Roadmap: Integration and orchestration of tools with LLMs/API Calls to create super-empowered scientists & facilitate autonomous exploration


Patient Connectivity & Novelty
Hit & Target Validation
Compound Optimization
Translation
IND Enabling Studies
Clinical Development
Preferential access to Tempus data (>20 PBs) enables training of patient-centric ML models
~50 human cell types including whole genome CRISPR-based knockouts enable reverse-genetic causal ML models
~2M physical compounds & ~36B compounds with target predictions from Matchmaker ML system
Predicted target binding
Scaled Phenomics
Scaled Transcriptomics
Chemical tractability
Compound selection with ML
DMPK experiments
Chemical property predictions
Phenomic efficacy
InVivomic Prioritization & Digital Tolerability
InVivomic Efficacy
Preclinical assessment
IND generation
Patent writing
Preferential access to Tempus data enables both single and complex biomarker identification strategy for patient stratification
Combined models and tools will enable generation of novel, patient-specific hypotheses
LLMs query global knowledge for program ideation & evaluation
Active-learning informed chemistry navigate billions of synthesizable molecules across chemical space to direct more efficient DMTA cycles
Custom AI Chemist LLM minimizes human toil and bias approaching later-stage development
Data packages automatically generated to inform stage-gate decision making
LLM-based automated IND generation
LLM-based automated patent writing
Recursion
Valence Labs
Recursion OS LLM-based orchestration and autonomous exploration

31

32 Our virtuous cycles of atoms and bits are already leading to first-in-disease development and beyond

Recursion

Clinical: CCM

SYCAMORE Clinical Trial : REC-994 for CCM Phase 2 Fully Enrolled

PREVALENCE & STANDARD OF CARE

~360,000

Symptomatic US + EU5,
>1 million patients worldwide live with these lesions today

>5x larger US patient population than other rare diseases like Cystic Fibrosis (>31k patients)

No approved therapy

- Most patients receive no treatment or only symptomatic therapy
- Surgical resection or stereotactic radiosurgery not always feasible because of location and is not curative

CAUSE

LOF mutations in genes *CCM1*, *CCM2* & *CCM3*, key for maintaining the structural integrity of the vasculature due to unknown mechanisms

PATHOPHYSIOLOGY & REASON TO BELIEVE

Vascular malformations of the CNS leading to focal neurological deficits, hemorrhage and other symptoms

Efficacy in Recursion OS as well as functional validation via scavenging of massive superoxide accumulation in cellular models; reduction in lesion number with chronic administration in mice



Vascular malformations (cavernomas)



Julia – living with CCM

KEY ELEMENTS

- Targeting **sporadic and familial symptomatic CCM** patients with *CCM1*, *CCM2*, and *CCM3* mutations
- Superoxide scavenger, small molecule
- Phase 2 trial initiated in Q1 2022
- US & EU **Orphan Drug Designation**
- Oral dosing

33

Recursion

Clinical: CCM

SYCAMORE Clinical Trial : REC-994 for CCM Phase 2 Fully Enrolled

Phase 2 trial initiated in Q1 2022

Enrollment Criteria

- MRI-confirmed CCM lesion(s)
- Familial or sporadic
- Symptoms directly related to CCM

Outcome Measures

- Primary: Safety and tolerability
  - Adverse events & symptoms
- Secondary: Efficacy
  - Clinician-measured outcomes (CGI and PGI)
  - Imaging of CCM lesions – number, size & rate of change
  - Impact of acute stroke (mRS, NIHSS)
  - Patient reported outcomes (SMSS, PROMIS-29, CCM HI, symptom questionnaires)
- Exploratory: Biomarkers



Screening & Randomization 1:1:1
Treatment
Follow-up
Enroll ~60
400mg
200mg
Placebo
12 Months Treatment Period
Extension Study
Visits: Days 1 & 2
Months 1, 3, 6, 9 & 12

Trial Update

- Enrollment is complete
- Vast majority of participants have completed 12 months of treatment and entered long-term extension study
- **Top-line data expected H2 2024**

Source: https://www.clinicaltrials.gov/ct2/show/NCT05130866?term=recursion&draw=2&rank=3; https://www.SycamoreCCM.com/

34

Recursion

Clinical: NF2

POPLAR Clinical Trial : REC-2282 for NF2 Part A Underway

PREVALENCE & STANDARD OF CARE

~33,000 **Treatable US + EU**

No approved therapy

- There are no approved drugs for NF2
- Surgery is standard of care (when feasible)
- Location may make complete resection untenable, leading to hearing loss, facial paralysis, poor balance and visual difficulty

CAUSE

LOF mutations in NF2 tumor suppressor gene, leading to deficiencies in the tumor suppressor protein merlin

PATHOPHYSIOLOGY & REASON TO BELIEVE

Inherited rare **CNS tumor syndrome** leading to loss of hearing and mobility, other focal neurologic deficits

Efficacy in Recursion OS, cellular, and animal models; suppression of aberrant ERK, AKT, and S6 pathway activation in a Phase 1 PD Study in NF2 patient tumors



Intracranial meningiomas



Ricki – living with NF2

KEY ELEMENTS

- Targeting **familial and sporadic NF2 meningioma** patients
- HDAC inhibitor, small molecule
- Oral dosing
- Phase 2/3 trial initiated in Q2 2022
- **Fast-Track** and US & EU **Orphan Drug Designation**

35

Clinical: NF2

POPLAR Clinical Trial : REC-2282 for NF2 Part A Underway

Phase 2/3 trial initiated in Q2 2022

Enrollment Criteria

- MRI-confirmed progressive meningioma
- Either of the below
  - Sporadic meningioma with confirmed NF2 mutation
  - Confirmed diagnosis of NF2 disease

Outcome Measures

- Primary: Safety and tolerability
  - Progression-free survival
  - Time to progression
  - Duration of response
  - Overall response rate



Screening & Randomization 1:1
Treatment
Follow-up
Phase 2 (Cohort A)
Enroll ~ 20
40 mg TIW
60 mg TIW
6-month Tx Period (Interim Analysis)
Go/No-go to Ph3
Safety/Tolerability
PK
PFS
Extension Study
Cohort A Final Data
FDA Mtg
Agreement on Phase 3 registration plans
Phase 3 (Cohort B)
Enroll 60
26 Month Tx Period
Extension Study
Interim Analysis
At 50% of events
For Sample size re-estimation (i.e., adaptive design)

Trial Update

- Enrollment is progressing
- **Safety, tolerability, PK, & preliminary efficacy** expected in **H2 2024**

https://clinicaltrials.gov/ct2/show/NCT05130866

36

Recursion

Clinical: FAP

TUPELO Clinical Trial : REC-4881 for FAP Phase 2 Underway

PREVALENCE & STANDARD OF CARE

~50,000 **Diagnosed US + EU5**

No approved therapy

- Colectomy during adolescence (with or without removal of rectum) is standard of care
- Post-colectomy, patients still at significant risk of polyps progressing to GI cancer
- Significant decrease in quality-of-life post-colectomy (continued endoscopies, surgical intervention)

CAUSE

Inactivating mutations in the tumor suppressor gene *APC*

PATHOPHYSIOLOGY & REASON TO BELIEVE

Polyps throughout the GI tract with extremely high risk of malignant transformation

Efficacy in the Recursion OS showed specific MEK 1/2 inhibitors had an effect in context of *APC* LOF. Subsequent APC^{min} mouse model showed potent reduction in polyps and dysplastic adenomas

KEY ELEMENTS

- Targeting **classical FAP patients (with *APC* mutation)**
- MEK inhibitor, small molecule
- Oral dosing
- Phase 2 trial initiated in Q3 2022
- **Fast-Track** and US & EU **Orphan Drug Designation**



Polyps Found in Colon and Upper GI Tract

37

Recursion

Clinical: FAP

TUPELO Clinical Trial : REC-4881 for FAP Phase 2 Underway

Phase 2 trial initiated in Q3 2022

Enrollment Criteria

- Confirmed *APC* mutation
- Post-colectomy/proctocolectomy
- No GI cancer present
- Polyps in either duodenum (including ampulla of vater) or rectum/pouch

Outcome Measures

- Primary:
  - Part 1: PK
  - Part 2: polyp burden (% change from baseline)
- Secondary:
  - Part 1: Safety & tolerability
  - Part 2: PK; PD; change from baseline in polyp number, histological grade, disease score

Screening & Treatment

Part 1

Single agent REC-4881 Dose Escalation

- *Safety*
- *Tolerability*
- *PK/PD*

4 mg QD (n ≤ 6)

8 mg QD (n ≤ 6)

12 mg QD (n ≤ 6)

Recommended Phase 2 Dose

Part 2

Dose Expansion (N~30) at RP2D

- *Futility Assessment*
- *Go/No-Go*

Trial Update

- Enrollment is progressing
- **Safety, tolerability, PK, & preliminary efficacy expected in H1 2025**

https://clinicaltrials.gov/ct2/show/NCT05552755, protocol amendments made to enhance quality and accelerate the pace of the trial

38

Recursion

Clinical: AXIN1 or APC

LILAC Clinical Trial : REC-4881 for *AXIN1* or *APC* mutant cancers

PREVALENCE & STANDARD OF CARE

~65,000 **Treatable US + EU5**

Substantial need for developing therapeutics for patients harboring mutations in *AXIN1* or *APC*, as **these mutations are considered undruggable**

To our knowledge, REC-4881 is the **only industry sponsored small molecule therapeutic** designed to enroll solid tumor patients harboring mutations in *AXIN1* or *APC*

CAUSE

LOF mutations in *AXIN1* or *APC* tumor suppressor genes

PATHOPHYSIOLOGY & REASON TO BELIEVE

Alterations in the WNT pathway are found in a **wide variety of tumors** and confer poor prognosis and resistance to standard of care

Efficacy in the Recursion OS and favorable results in PDX models harboring *AXIN1* or *APC* mutations vs wild-type leading to a significant PFS benefit in HCC and Ovarian tumors

KEY ELEMENTS

- Targeting ***AXIN1* or *APC* mutant cancers**
- MEK inhibitor, small molecule
- Oral dosing
- **IND accepted** by FDA
- Expect to **initiate Phase 2** study in **late Q4 2023 or early Q1 2024**



Gross morphology of HCC

39

Recursion

Clinical: AXIN1 or APC

LILAC Clinical Trial : REC-4881 PoC for *AXIN1* or *APC* mutant cancers

Expect Phase 2 initiation in late Q4 2023 or early Q1 2024

Enrollment Criteria

- Unresectable, locally advanced, or metastatic cancers
- *AXIN1* or *APC* mutation confirmed by NGS (tissue or blood)
- CRC patients must be *RAS / RAF* wildtype
- No MEK inhibitor treatment within 2 months of initial dose
- ≥ 1 prior line of therapy
- ECOG PS 0-1

Outcome Measures

- Primary
  - Safety/tolerability
  - ORR (RECIST 1.1)
- Secondary
  - PK
  - Additional efficacy parameters


Screening & Treatment
Part 1
Part 2
Safety Assessment
4 mg, 8 mg, 12 mg
REC-4881 QD
RP2D
AXIN1
(n=10)
Futility Assessment
AXIN1
(n=10)
Once 10 pts enrolled in each cohort with ≥ 1 scan post-baseline
APC
(n=10)
Futility Assessment
APC
(n=10)

Trial Update

- First clinical trial for an oncology indication at Recursion
- **IND accepted by FDA**

https://clinicaltrials.gov/ct2/show/NCT06005974, protocol amendments made to enhance quality and accelerate the pace of the trial

40

Recursion

Clinical: C. Difficile

Clinical Trial : REC-3964 for C. Difficile Phase 1 Study Complete

PREVALENCE & STANDARD OF CARE

~730,000 **Diagnosed US + EU5**

Standard of care includes antibiotic therapies which can further impair gut flora, and lead to relapse

CAUSE

C. difficile toxins from colonizing bacterium causes degradation of colon cell junction, toxin transit to bloodstream, and morbidity to host

KEY ELEMENTS

- Selective C. diff toxin inhibitor, small molecule
- **Non-antibiotic approach** with potential for combination with SOC and other therapies
- Designed for **selective antitoxin pharmacology** to target infection
- Phase 1 HV study complete

PATHOPHYSIOLOGY & REASON TO BELIEVE

Highly recurrent infectious disease with severe diarrhea, colitis, and risk of toxic megacolon, sepsis, and death

Recursion OS identified a new chemical entity for recurrent C. difficile infection and potentially prophylaxis via glycosyl transferase inhibition with potential to be orally active

TRIAL UPDATE

- **Phase 1 PK study complete**
- REC-3964 was **well tolerated** and all AEs were Grade 1
- Expect to **initiate Phase 2 proof-of-concept study** in **2024**



Colleen – lived with rCDI

41

42 Clinical Trial : REC-3964 for C. Difficile Phase 1 Study Complete Trial Design • Randomized, Double-blind Trial Population • Healthy Participants • SAD (n = 48) • 36 participants treated with REC-3964 • 12 participants treated with placebo • MAD (n = 42) • 34 participants treated with REC-3964 • 8 participants treated with placebo Primary Objectives ✓ Assess the safety & tolerability of SAD and MAD of REC-3964 ✓ Evaluate the PK profile of REC-3964 after single and multiple doses Clinical: C. Difficile 42 Phase 1 Topline • REC-3964 oral administration was well tolerated by all subjects tested ✓ 3% (n=1) of participants in SAD with drug-related AEs ✓ 12% (n=4) of participants in MAD with drug-related AEs ✓ All AEs were deemed Grade 1 ✓ No SAEs were observed ✓ No discontinuations related to treatment • REC-3964 exhibited a favorable PK profile ✓ Exposures (AUC) increased approximately dose-proportionally across the dose ranges tested (50 mg – 1200 mg) ✓ Half-life ranged from ~7-10 hours; BID dosing expected to reach targeted trough concentrations

Development Approach • Initial Phase 2 POC study to evaluate REC-3964 in combination with vancomycin • Focus on subjects at risk for CDI with moderate to severe disease planning to receive SOC therapy • Flexibility to assess effects of REC-3964 on both treatment and reduction of recurrence populations • Potential to generate early evidence of economic value and model cost-effectiveness of REC-3964 Vancomycin + REC-3964 Vancomycin Preliminary Phase 2 POC Design • Determination of optimal dose and sample size underway • Phase 2 initiation expected in 2024 Trial Update 43 Follow-up Enroll patients at high-risk for rCDI Planned Phase 2 Proof-of-Concept Trial Design Clinical: C. Difficile

Preclinical: HR-Proficient Ovarian Cancer

Recursion

RBM39: Novel CDK12-Adjacent Target for HR-Proficient Ovarian Cancer

GOAL	Identify potential first-in-class tumor-targeted precision therapeutic NCE with novel MOA capable of potentially treating HR-proficient ovarian cancer
INSIGHT FROM OS	Inhibition of target RBM39 (previously referred to as Target γ) may mimic the inhibition of CDK12 while mitigating toxicity related to CDK13 inhibition
FURTHER CONFIDENCE	A Recursion-generated NCE showed single agent efficacy that is enhanced in combination with Niraparib in a BRCA-proficient PDX model
NEXT STEPS	IND-enabling studies are progressing


REC-65029
CDK13
0.1µM
0.25µM
1.0µM
2.5µM
RBM39
CDK12
Similar
Opposite
CDK12
RBM39
2.5µM
1.0µM
0.25µM
0.1µM
CDK13
REC-65029

BRCA-proficient ovarian cancer PDX

OV0273 (PDX) in-vivo efficacy


Tumor volume (Log 2 mm³)
4096
1024
256
64
16
-10
0
10
20
30
40
Day
****
**
****

Survival data


Probability of Survival
100
50
0
0
20
40
60
80
Day
***
*
Vehicle
Niraparib
REC-204 100 mpk
REC-204 100 mpk + Niraparib

*Note: in the OV0273 PDX model, mice were treated with a representative lead molecule REC-1170204 (100 mg/kg, BID, PO) ± Niraparib (40 mg/kg, QD, PO) for 32 days. Single agent REC-1170204 or in combination with Niraparib resulted in a statistically significant response vs either Niraparib or vehicle arms. In addition, there was a statistically significant improvement in survival > 30 days post final dose. *p<0.05, ** p<0.01, **** p<0.0001*

44

Value driven by our team and our milestones

Recursion

What it takes to make this happen – a new kind of team and culture

Team Members

~550 Employees

>50% Advanced degrees



- Life Sciences – biology, chemistry, development, etc.
- Technology – data science, software engineering, automation, etc.
- Strategic Operations

~43% Female

~56% Male

~1% Non-Binary

Data shown reflective of Q3 2023, gender statistics include participating individuals

Parity Pledge Signer
gender parity and people of color parity


Montréal, Québec
Toronto, Ontario
Salt Lake City, Utah
San Francisco, California

ESG Highlights

- ✓ ESG reporting on **Healthcare and Technology Metrics**
- ✓ **100% of electricity** powering our Biohive-1 supercomputer comes from renewable sources
- ✓ Learn more about Recursion's ESG stewardship: www.recursion.com/esg

Community Impact

altitude lab
Founding Partner, Life Science Accelerator

biohive
Founding Member, Life Science Collective

Committed to ESG Excellence

Corporate ESG Performance Prime — RATED BY ISS ESG

Rated — MORNINGSTAR SUSTAINALYTICS

MSCI ESG RATINGS — A (CCC | B | BB | BBB | A | AA | AAA)

46

Recursion

Our leadership team brings together experience & innovation to lead TechBio

Board of Directors

R Martin Chavez, PHD
Chairman of RXRX,
Board Member of Alphabet,
Vice-Chairman of 6th Street,
Former CFO/CIO of GS

Chris Gibson, PHD
Co-Founder & CEO

Dean Li, MD PHD
Co-Founder of RXRX,
President of Merck Research Labs

Zavain Dar
Co-Founder & Partner of Dimension

Terry-Ann Burrell, MBA
CFO & Treasurer,
Beam Therapeutics

Rob Hershberg, MD PHD
Co-Founder/CEO/Chairman of HilleVax, Former EVP/CSO/CBO of Celgene

Blake Borgeson, PHD
Co-Founder of RXRX

Zachary Bogue, JD
Co-Founder & Partner of Data Collective

Executive Team

Chris Gibson, PHD
Co-Founder & CEO

Tina Larson
President & COO

Michael Secora, PHD
Chief Financial Officer

Shafique Virani, MD FRCS
Chief Business Officer

David Mauro, MD PHD
Chief Medical Officer

Ben Mabey
Chief Technology Officer

Laura Schaevitz, PHD
SVP and Head of Research

Kristen Rushton, MBA
SVP of Business Operations

Nathan Hatfield, JD MBA
Chief Legal Officer

Trademarks are the property of their respective owners and used for informational purposes only.

STRICTLY CONFIDENTIAL

47

Recursion

What to watch for at Recursion

Upcoming Potential Milestones

Near-Term

- Potential **option exercises** for **map building** initiatives
- Potential for **additional partnership(s)** in large, intractable areas of **biology such as CV/Met**
- Potential additional **option exercises** for **partnership programs**
- **Ph2 initiation** for **AXIN1 or APC mutant cancers** program expected in **late Q4 2023 or early Q1 2024**
- **Ph2 initiation** for **C. difficile Infection** program in **2024**
- Potential to **accelerate value creation** with additional **proprietary foundation models** for biology (including patient data) and chemistry
- Potential to open-source data and tools for non-commercial use and **license data and tools to biopharma and other commercial users**

Medium-Term

- Multiple **Ph2 readouts** for AI-discovered programs
  - **CCM** top-line data expected **H2 2024**
  - **NF2** & **FAP** safety & preliminary efficacy expected **H2 2024** & **H1 2025**, respectively
- Potential for **additional INDs and clinical starts**
- Potential **option exercises** for **partnership programs**
- Potential **option exercises** for **map building** initiatives or data sharing
- Potential **additional partnership(s)** in large, intractable areas of **biology and / or technological innovation**
- Recursion OS moves towards **autonomous map building and navigation** with digital and micro-synthetic chemistry

Strong Financial Position **~$387M in cash** at end of **Q3 2023**

Cash refers to cash and cash equivalents

48

Impact 49

Images adapted from Jayatunga, M., et al. Nature Reviews Drug Discovery 2022. The biopharmaceutical industry faces pressure amidst declining efficiency in drug discovery 50 Top-20 Pharma Companies AI-Native Drug Discovery Companies AI-enabled drug discovery efforts have proliferated alongside the declining efficiency of traditional approaches 705 768 708 602 575 641 686 709 519 439 393 333 0 500 1,000 1,500 2,000 2,500 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Discovery / Preclinical Phase I Phase II Phase III 6 2 4 6 10 18 23 28 56 121 119 158 0 50 100 150 200 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 N u m b er o f C lin ic al a n d P re cl in ic al A ss e ts N u m b er o f C lin ic al a n d P re cl in ic al A ss e ts

Recursion

Recursion's map-based approach is designed to set the standard for drug discovery in the 21st century

Traditional Drug Discovery		Recursion Approach
Literature drives discovery. *Informs target-based hypotheses*	VS	**Platforms** drive discovery. *Unbiased & target agnostic*
Data are an exhaust. *Limited to testing hypotheses*	VS	**Data** are our fuel. *Shape our hypotheses*
Disparate data generation. *Siloed to individual programs and diseases*	VS	**Connected data** across programs. *Relatable high-dimensional data*
Linear process. *Little cross-program learning or iteration*	VS	**Virtuous cycles** of atoms & bits. *Iterative feedback accelerates learning*
Bespoke processes. *Low-dimensional assays & biomarkers*	VS	**Industrialized** to scale. *Automation & standardization*

51

Recursion

Robotic Automation at Scale

Up to 2.2 Million wet-lab experiments per week profiling genes and compounds, we believe we are one of the largest phenomics (human cellular image-based) data producers


2.2 Million
/ Week

Digitization of Biology and Chemistry


>25 Petabytes

>25 Petabytes of proprietary high-dimensional data as of this filing, we believe this is one of the largest relatable *in vitro* biological and chemical datasets

Diverse Biological and Chemical Inputs

~50

different human **cell types**

~1.7 Million

small molecule library, we believe this scale is on par with some large pharma companies

~1 Trillion

hiPSC-derived cells produced since 2022, we believe that we are one of the largest hiPSC-derived cell producers



Recursion OS

Enables quality, relatability and scale of data


Top 500

ML-Based Analysis

Top 500 supercomputer across any industry (TOP500 List, Jun 2023), we leverage vast neural networks and multiomics approaches to extract features and drive insights

Novel Insights at Scale

High-Dimensional Validation

Up to

24K

near whole exomes per week, we believe we are one of the largest transcriptomics data producers


-log10(pAdj)
150
100
50
0
-2
0
2
log2(FC)


>5 Trillion

ML-Based Relationships

relatable hypotheses across multiple biological and chemical contexts

Metrics shown reflective of Q3 2023 unless otherwise indicated

52

All Human Genes with Significant Effects in this Cellular Context
All Human Genes with Significant Effects in this Cellular Context

Recursion

Genome-scale mapping

This is a **whole-genome arrayed CRISPR knock-out Map** generated in primary human endothelial cells

Every gene is represented in a pairwise way (each is present in columns and rows)

Dark Red indicates phenotypic similarity according to our neural networks while **Dark Blue** indicates phenotypic anti-similarity (which in our experience often suggests negative regulation)

We can add the phenotypes of hundreds of thousands of small molecules at multiple doses and query and interact with these maps using a web application

Thousands of examples of known biology and chemistry



53

One such example – the JAK / STAT pathway clustered by strength of interaction, including both similar genes (red) and opposite genes (blue) Can wade into areas of novel biology and chemistry… 54 JAK1 TNKS1BP1 PPP1R9B PHF13 SOCS3 PRKCH MEGF8 ASB7 SLC39A1 DOCK9 ZMYM3 FAM49B STK24 YWHAB IL6ST IL6R STAT3 IL6 JA K 1 IL 6 ST A T3 IL 6 R IL 6 ST YW H A B ST K 2 4 FA M 4 9 B ZM YM 3 TN K S1 B P 1 P P P 1 R 9 B P H F1 3 SO C S3 P R K C H M EG F8 A SB 7 SL C 3 9 A 1 D O C K 9

Maps reveal known and novel biology Trademarks are the property of their respective owners and used for informational purposes only. 55 INTS9 INTS11 INTS4 INTS7 INTS2 INTS8 INTS1 INTS6 C7orf26 INTS10 INTS13 INTS14 IN TS 1 4 IN TS 1 3 IN TS 1 0 C 7 o rf 2 6 IN TS 6 IN TS 1 IN TS 8 IN TS 2 IN TS 7 IN TS 4 IN TS 1 1 IN TS 9 Phenomics TVN (below diagram) vs. Centerscale (above diagram) Similar Opposite • In 2022, new independent research identified a previously unknown gene, C7orf26, as part of the Integrator complex • Maps jointly developed by Recursion and Genentech replicated this same result • Demonstrates accuracy and consistency across different map building approaches

Recursion

Bridging Protein and Chemical Space with Massive Protein-Ligand Interaction Predictions

~**80,000** predicted binding pockets from ~15,000 human proteins

~**36 Billion** Compounds from the Enamine Real Space


MatchMaker™
Input proteins and molecules
Predict protein-ligand interactions

~**2.8 Quadrillion** potential protein-ligand interactions computed and stored

Computation at Scale

Recursion partnered with NVIDIA to integrate and optimize MatchMaker (acquired via CYCLICA) for massive scale GPU-based computation on BioHive-1 and the DGXCloud

Computation at Speed

This tool was deployed to predict protein-ligand interaction for ~36 Billion compounds from the Enamine Real Space, less than 90 days post-acquisition of Cyclica and less than 30 days post-partnership with NVIDIA

Computation as a Data-Layer

Recursion will use the predicted interactions as a data-layer in its multi-omic dataset for honing mechanistic predictions from its wet-labs and for accelerating SAR cycles through better predictions for its internal pipeline and within its partnerships

56

57

1 Includes approximately 500,000 compounds from Bayer’s proprietary library. 2 ‘Predicted Relationships’ refers to the number of Unique Perturbations that have been predicted using our maps. Biology and chemistry are complex – data that is reliable, relatable, and scalable is the Recursion differentiator 58 Year 2018 2019 2020 2021 2022 Total Phenomics Experiments (Millions) 8 24 56 115 175 Total Transcriptomics Experiments (Thousands) NA NA 2 91 258 Data (PB) 1.8 4.3 6.8 12.9 21.2 Cell Types 12 25 36 38 48 Unique Compounds Physically Housed at Recursion1 (Millions) 0.02 0.1 0.7 1.0 1.7 In Silico Chemistry Library (Billions) NA 0.02 3 12 >1,000 Predicted Biological and Chemical Relationships2 (Trillions) NA NA 0.01 0.2 3.1

Recursion

CRISPR proximity bias revealed using genome-wide phenomics screens


G1 G2 G3 G4
D1
D2
D3
D4
D5
RCAN3
ZNF394
cut site

- Recursion demonstrated that **CRISPR-Cas9 editing induces chromosome arm-scale truncations** across the genome
- **Creates a proximity bias** in CRISPR screens which can confound some gene-gene relationships
- Recursion **demonstrated a correction method** leveraging public CRISPR-Cas9 knockout screens to **mitigate bias**
- Read “High-resolution genome-wide mapping of chromosome-arm-scale truncations induced by CRISPR-Cas9 editing” at www.biorxiv.org
- Already in the **top 5% of research outputs** in online engagement www.altmetric.com

59

Recursion

COVID-19 research: Recursion OS correctly predicted 9 of 10 clinical trials

Drug	Prediction	Correct?
Hydroxychloroquine	x	✓
Lopinavir	x	✓
Ritonavir	x	✓
Remdesivir	✓	✓
Baricitinib	✓	✓
Tofacitinib	✓	✓
Fostamatinib	✓	✓
Ivermectin*	x	✓
Fluvoxamine	x	✓
Dexamethasone	x	x

** Recursion did not screen ivermectin, but did screen the related compounds selamectin and doramectin. Both of these tested negative; consequently ivermectin was not expected to have efficacy. Fostamatinib recently read out positive Ph3 results in COVID but was discontinued in ACTIV-4.*

https://www.biorxiv.org/content/10.1101/2020.04.21.054387v1

- Recursion conducted several AI-enabled experiments in **April 2020** to investigate therapeutic potential for COVID-19
  - Included FDA-approved drugs, EMA-approved drugs, and compounds in late-stage clinical trials for the modulation of the effect of SARS-CoV-2 on human cells
- Experiments were compiled into the **RxRx19 dataset** (860+ GB of data) and **made publicly available** to accelerate the development of methods and pandemic treatments.


ORIGINAL ARTICLE
Effect of Hydroxychloroquine in Hospitalized Patients with Covid-19
The NEW ENGLAND JOURNAL of MEDICINE
Dexamethasone in Hospitalized Patients with Covid-19
The NEW ENGLAND JOURNAL of MEDICINE
Remdesivir for the Treatment of Covid-19 — Final Report
The NEW ENGLAND JOURNAL of MEDICINE
Baricitinib plus Remdesivir for Hospitalized Adults with Covid-19
Lopinavir–ritonavir in patients admitted to hospital with COVID-19 (RECOVERY): a randomised, controlled, open-label, platform trial
RECOVERY Collaborative Group*

60

REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformations (CCM) Target / MOA Superoxide Scavenger Molecule Type Small Molecule Lead Indication(s) Cerebral Cavernous Malformations Status Phase 2 Designation(s) US & EU Orphan Drug Source of Insight Recursion OS

62 • Large unmet need for a novel nonsurgical treatment • Vascular malformations (cavernomas) in the brain and spinal cord • High-risk for hemorrhage creates “ticking time bomb” • Progressive increase in CCM size and number over time in those with familial disease • Debilitating symptoms, including intractable seizure, intracerebral hemorrhage, focal neurological deficits Description “Historically, cavernomas have been managed primarily with observation, surgical resection, and occasionally radiotherapy. However, for a number of reasons, many patients with cavernomas must endure a life with neurologic symptoms” - Ryan Kellogg, MD, Investigator at the University of Virginia Disease Overview : Cerebral Cavernous Malformations (CCM) 62 Clinical: CCM

Recursion

Clinical: CCM

Disease Overview : Cerebral Cavernous Malformations (CCM)



Julia – living with CCM

Patient Population – Large and Diagnosable

- **>1 million patients** worldwide live with these lesions today
- Caused by loss of function mutation in one of three genes: *CCM1* (60%), *CCM2* (20%), and *CCM3* (20%)
- Inherited autosomal dominant mutation in 30-40%; or sporadic
- US symptomatic population is more than 5 times larger than other rare diseases like **Cystic Fibrosis** (>31k patients) and **Spinal Muscular Atrophy** (>33k patients)

No Approved Medical Therapy

- **No approved drugs** for CCM
- Most patients receive **no treatment** or only **symptomatic therapy**
- Surgical resection or stereotactic radiosurgery not always feasible because of location of lesion and is not curative

~360,000 Symptomatic US + EU5 patients

Sources: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in Older Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221.

63

Recursion

Clinical: CCM

Disease Overview : CCM is an Under-Appreciated Orphan Disease

Non-oncology Orphan Indication	Product	U.S. + EU5 Prevalence
Cerebral cavernous malformation (CCM)	REC-994 (Recursion)	>1,800,000 (Symptomatic: ~360,000)
Idiopathic pulmonary fibrosis (IPF)	Esbriet (pirfenidone)	>160,000
Cystic fibrosis (CF)	VX-669/ VX-445 + Tezacaftor + Ivacaftor - Vertex	>55,000
Spinal muscular atrophy (SMA)	SPINRAZA (nusinersen)	>65,000

Sources: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in Older Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221; Maher T, et al Global incidence and prevalence of idiopathic pulmonary fibrosis. Respir Res. 2021 Jul 7;22(197). Doi: 10.1186/s12931-021-01791-z. PMID: 34233665. DRG 2022 Solutions, Report: Epidemiology, Cystic Fibrosis. CDC: SMA

64

65 • Symptoms associated with both increased size of lesions, but also inflammation or activation of lesions within the immunoprivileged environment of the brain • Lesions arise from the capillary bed and are not high-pressure (e.g., the lesion growth is unlikely to be primarily driven by the law of Laplace) • The Recursion Vascular Stability Hypothesis: • Eliminating the lesions may not be required for significant patient benefit • Slowing or halting the growth of the lesions while mitigating lesion leakiness and endothelial cell activation to halt the feed-forward inflammatory reaction may mitigate some symptoms and be beneficial to patients Novel therapeutic approach Therapeutic Approach to Cerebral Cavernous Malformations (CCM) 65 Clinical: CCM

Recursion

Clinical: CCM

CCM – Applied prototyping of the Recursion OS


2100 Compounds
Primary Screen
High-Content Structural Analysis
Scrambled Control or CCM2 siRNA
HMVEC-D
Compound treatment
High-throughput imaging
Automated analysis
38 Compounds
Secondary Screen
Transcellular Resistance Functional Analysis
siCTRL or siCCM2
HMVEC-D
ECIS analysis
7 Compounds
Table 1
Tertiary Screen
Modified Miles Assay-Acute Dermal Permeability
Drug
EBD
2 Compounds
Quaternary Screen
Chronic Treatment MRI analysis
Treated food or water
MRI


siCTRL
siCCM2
siCCM2 + Simvastatin
siCCM2 + Cholecalciferol
siCCM2 + REC-994

Using an early version of our Recursion OS in an academic setting, we identified about 39 molecules out of 2,100 screened that according to a machine learning classifier rescued a complex unbiased phenotype associated with CCM2 loss of function.

Through a set of follow-on confirmatory assays of increasing complexity, REC-994 stood out as one of two compounds we tested in a 5-month chronic CCM animal model where both compounds demonstrated significant benefit.

Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015

66

Recursion

Clinical: CCM

REC-994 – Mechanism of Action

Healthy


Plasma Membrane
CCM1
CCM2
FOX01
SOD2
Nucleus
SOD2
O2-
H2O2
Mitochondria
eNOS
NO

CCM


Plasma Membrane
CCM1
FOX01
SOD2
Nucleus
O2-
H2O2
Mitochondria
eNOS
NO
ONOO

REC-994 Impact


Plasma Membrane
CCM1
FOX01
SOD2
Nucleus
O2-
H2O2
REC-994
Mitochondria
eNOS
NO

By regulating SOD2, CCM1 (KRIT1) & CCM2 suppress:

- Endothelial cell activation
- Smooth muscle proliferation
- Leukocyte adhesion
- Platelet aggregation

***CCM1* or *CCM2* loss of function leads to activated endothelium:**

- Decreased cell-cell junctional integrity and increased monolayer permeability
- Impaired vasodilation
- Cavernous angioma formation

Dosing of REC-994 restores normal function:

- Normalized ROS balance
- Restores quiescent endothelial cell state
- Stabilizes endothelial barrier function

Adapted from REC-994 Investigator Brochure

67

68 Further Confidence : Preclinical Studies Confirm Insight Source: Data above from Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015 or Recursion internal data (Ccm1 mouse model) Preclinical Studies: REC-994 reduces lesion burden and ameliorates vascular defects in genetic mouse models of CCM Vascular permeability is a clinically relevant feature of CCM lesions REC-994 stabilizes the integrity of vasculature against challenges to permeability Clinical: CCM Reduces lesion number and size in Ccm1 and Ccm2 LOF mouse models1 Completely rescues acetylcholine-induced vasodilation defect2 Rescues dermal permeability defect in CCM2 mice3 Lesion size (mm2) Ccm1 LOF Model ecKO + REC-994 WT ecKO % V as o d ila ti o n Acetylcholine [Log M] 68 Lesion size (mm2) Ccm2 LOF Model * * * DMSO control REC-994 Ccm2 WT Ccm2 ecKO D e rm al P e rm e ab ili ty (A b so rp ti o n , A U ) *

Further Confidence : Clinical Studies Confirming Safety REC-994 Phase 1 Studies - well-tolerated with no dose-dependent adverse events in SAD and MAD Clinical: CCM MAD Study Placebo 50 mg 200 mg 400 mg 800 mg Total Number of TEAEs Total Subjects with ≥ one TEAE 5 4 0 0 10 3 4 3 15 4 Severity Mild Moderate Severe 3 1 0 0 0 0 3 0 0 3 0 0 3 1 0 Relationship to Study Drug None Unlikely Possibly Likely Definitely 3 1 0 0 0 0 0 0 0 0 0 1 0 2 0 2 1 0 0 0 1 2 0 1 0 Total Number of SAEs Total Subject with ≥ one TEAE Discontinued Study Drug Due to AE 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Source: REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformation (CCM) Phase 1 SAD and MAD Study Results. Oral Presentation at Alliance to Cure Scientific Meeting. 2022 Nov 17 69

REC-2282 for the Treatment of Progressive Neurofibromatosis Type 2 (NF2) Mutated Meningiomas Target / MOA HDAC Inhibitor Molecule Type Small Molecule Lead Indication(s) NF2 Mutated Meningiomas Status Phase 2/3 Designation(s) Fast Track; US and EU Orphan Drug Source of Insight Recursion OS

Recursion

Clinical: NF2

Disease Overview : Neurofibromatosis Type 2 (NF2)



Ricki – living with NF2

Patient Population – Large and Diagnosable

- Rare autosomal dominant tumor syndrome resulting from biallelic inactivation of the *NF2* gene which leads to deficiencies in the tumor suppressor protein merlin
- **NF2 can be inherited or spontaneous** (>50% of patients represent new mutations); up to 1/3 are mosaic
- CNS manifestations: meningiomas and vestibular schwannomas; mean age at presentation: **~20 years**

No Approved Medical Therapy

- **No approved drugs** for NF2
- **Surgery** is standard of care (when feasible)
- Location may make complete resection untenable, leading to hearing loss, facial paralysis, poor balance and visual difficulty

Source: https://rarediseases.org/rare-diseases/neurofibromatosis-2

71

Recursion

Clinical: NF2

Disease Overview : Neurofibromatosis Type 2 (NF2) Meningiomas

- Most tumors are benign and slow growing but location in CNS leads to serious morbidity or mortality
- Prognosis is adversely affected by early age at onset, a higher number of meningiomas and having a truncating mutation

Intracranial Meningioma



>66,000 Patients have Meningiomas


~6,000 NF2 Patients have Meningiomas (Familial)
~27,000 Patients who have Meningiomas that Harbor NF2 Mutations (Sporadic)

~33,000

Treatable US + EU5 patients

- Threatens mortality; if amenable, surgical excision is primary intervention
- Many patients have multiple meningiomas that exhibit heterogenous behavior and asynchronous growth
- **Stasis or shrinkage of tumor could improve prognosis**

Source: Pemov, et al. Comparative clinical and genomic analysis of neurofibromatosis type 2-associated cranial and spinal meningiomas. Nature. 2020 Jul 28;10(12563). Doi: https://doi.org/10.1038/s41598-020-69074-z; NORD

72

Recursion

Clinical: NF2

Insight from OS : REC-2282 Rescued Loss of *NF2*


Sick
Healthy
Drug
REC-2282
1 µM
Healthy
Cells
NF2 knockdown
cells
Side Effect Score Median
Disease Score Median
50
40
30
20
10
0
-10
-0.2
0
0.2
0.4
0.6
0.8
1
1.2

REC-2282 identified as rescuing HUVEC cells treated with NF2


Control
NF2 siRNA

HUVEC, human umbilical vein endothelial cells; NF2, neurofibromatosis type 2; siRNA, small interfering RNA.

73

Recursion

Clinical: NF2

REC-2282 – Mechanism of Action

Orally Bioavailable, CNS-penetrating, Small Molecule HDAC Inhibitor



1
2
3
Plasma Membrane
RTK
Merlin
PI3K
?
P
AKT
PP1
mTORC1
PP1
eIF4F
HDAC
Normal cell proliferation and survival
Constitutive activation is independent of extracellular factors and does not respond to biochemical signals that would normally regulate activity
Merlin
AKT
mTORC1
eIF4F
Cell proliferation and survival
Merlin
AKT
PP1
mTORC1
eIF4F
PP1
HDAC
REC-2282
Cell proliferation and survival

1. NF2 encodes for the protein Merlin and negatively regulates mTOR signaling
2. Loss of Merlin leads to increased signaling in the PI3K/AKT/mTOR pathway
3. Oncogenic mTOR signaling arrested with HDAC inhibitors

AKT, protein kinase B; eIF4F, eukaryotic initiation factor 4F; HDAC, histone deacetylase; mTor, mammalian target of rapamycin; mTORC1; mammalian target of rapamycin complex 1; NF2, neurofibromatosis type 2; PI3K, phosphoinositide 3-kinase; PP1, protein phosphate 1; Ras, reticular activating system.

74

75 REC-2282 preclinical studies demonstrated clear in-vivo efficacy in multiple NF2 tumor types Shrinks vestibular schwannoma xenografts in nude mice Prevents growth & regrowth of NF2- deficient meningioma model in mice Vehicle % Change tumor vol. REC-2282 % Change tumor vol. % c h an ge in t u m o r vo lu m e fr o m b as e lin e M R I % c h an ge in t u m o r vo lu m e fr o m b as e lin e M R I Further Confidence : Preclinical Studies Confirming Insight Clinical: NF2 https://link.springer.com/article/10.1007/s00280-020-04229-3 2 0% 10% 30% 60% -20% -40% 20% 40% 50% -10% -30% -50% 0% 10% -20% -40% -10% -30% -50% 75 1

• Evaluable Patients: CNS Solid Tumors: NF2 N=5; Non-CNS Solid Tumors: N=10 • PFS: CNS solid tumors = 9.1 months; Non-CNS solid tumors = 1.7 months • Best overall response = SD in 8/15 patients (53%; 95% CI 26.6–78.7) • Longest duration of follow-up without progression: > 27 months (N=1) • Most common AEs: cytopenia, fatigue, nausea Further Confidence : Prior Studies Suggest Potential Therapeutic Benefit 0 1 2 3 4 5 6 7 8 9 10 Overall Non-CNS solid tumors CNS solid tumors Months Progression-Free Survival 9.1m 1.7m 3.6m Clinical: NF2 Well understood clinical safety ... Multiple investigator-initiated studies in oncology indications Lengthy human clinical exposure in NF2 – multiple patients on drug for several years Well-characterized side effect profile … with a drug-like profile Established and scalable API manufacturing process Multiple cGMP batches of 10mg and 50mg tablets have been manufactured Excellent long-term stability 76

Recursion

Clinical: NF2

REC-2282 Appears Well Suited for NF2 vs Other HDAC Inhibitors

REC-2282 Would be First-In-Class HDAC Inhibitor for Treatment of NF2 Meningiomas


Targets AKT Pathway? 3
Has CNS Exposure? 3
Oral ROA (vs. IV) 3
Low/No QTc Liability 1,2,3
HDAC Inhibitors
REC-2282
VORINOSTAT
BELINOSTAT
ROMIDESPSIN

[1] Sborov DW, et al. A phase 1 trial of the HDAC inhibitor AR-42 in patients with multiple myeloma and T- and B-cell lymphomas. Leuk Lymphoma. 2017 Oct;58(10):2310-2318.
[2] Collier KA, et al. A phase 1 trial of the histone deacetylase inhibitor AR-42 in patients with neurofibromatosis type 2-associated tumors and advanced solid malignancies. Cancer Chemother Pharmacol. 2021 May;87(5):599-611.
[3] Prescribing Information of Vorinostat/Belinostat/Romidepsin respectively

77

REC-4881 for the Treatment of Familial Adenomatous Polyposis (FAP) Target / MOA MEK Inhibitor Molecule Type Small Molecule Lead Indication(s) Familial Adenomatous Polyposis Status Phase 2 Designation(s) Fast Track; US and EU Orphan Drug Source of Insight Recursion OS

Recursion

Clinical: FAP

Disease Overview : Familial Adenomatous Polyposis



Polyps Found in Colon and Upper GI Tract

Patient Population – Easily Identifiable

- Autosomal dominant tumor predisposition syndrome caused by a mutation in the APC gene
- Classic FAP (germline mutation) :
  - Hundreds to thousands of polyps in colon and upper GI tract
  - Extraintestinal manifestations (e.g., desmoid tumors)
  - 100% likelihood of developing colorectal cancer (CRC) before age 40, if untreated

~50,000 Diagnosed US + EU5 patients

https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis

79

80 Disease Overview : Familial Adenomatous Polyposis – Standard of Care No Approved Medical Therapy • Standard of care: colectomy during adolescence (with or without removal of rectum) • Post-colectomy, patients still at significant risk of polyps progressing to GI cancer • Significant decrease in quality-of-life post-colectomy: continued endoscopies and surgical intervention Polyps on mucosal membrane of colon Cross section of colon and rectum Multiple polyps in the colon Sigmoidoscope Scope view Clinical: FAP “Despite progress with surgical management, the need for effective therapies for FAP remains high due to continued risk of tumors post-surgery” - Niloy Jewel Samadder, MD, Mayo Clinic https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis 80

Recursion

Clinical: FAP

Insight from OS : Rescued Loss of *APC*, Inhibited Tumor Growth

REC-4881 rescued phenotypic defects of cells with APC knockdown


Sick
Healthy
Drug
REC-4881
0.1 µM
Healthy Cells
APC knockdown cells
Side Effect Score Median
Disease Score Median
0
5
10
15
20
25
-1
-0.5
0
0.5
1
1.5

- Compared to thousands of other molecules tested, REC-4881 rescued phenotypic defects substantially better (including better rescue than other MEK inhibitors) for APC specific knockdown
- Findings validated in tumor cell lines and spheroids grown from human epithelial tumor cells with *APC* mutation
  - 1,000x more selectivity in tumor cell lines with *APC* mutation
  - Inhibited growth and organization of spheroids

81

82 Jeon, WJ, et al. (2018). Interaction between Wnt/β-catenin and RAS-ERK pathways and an anti-cancer strategy via degradations of β-catenin and RAS by targeting the Wnt/β-catenin pathway. npj Precision Oncology, 2(5). 3 3 REC-4881 inhibits MEK 1/2 and recovers the destabilization of RAS by the β-Catenin destruction complex, restoring the cell back to a Wnt-off like state 2 1 Orally Bioavailable, Small Molecule MEK Inhibitor Disease State REC-4881 Impact MoA : REC-4881 Blocks Wnt Mutation Induced MAPK Signaling Clinical: FAP 82

Recursion

Clinical: FAP

Further Confidence : Preclinical Studies Confirming Reduction in Polyp Count and High-Grade Dysplasia

- In-vivo efficacy in APCmin mouse model
- Apc^{min} = FAP disease model
- Mice treated once daily for 8 weeks

After 8 weeks of treatment:

1 ↓ **Polyp Count**

2 ↓ **High-Grade Dysplasia**

1



p<0.0001
p=0.0029
p=0.0017
p=0.006
p=0.048
Total Polyp Count (+/- SEM)
0
10
20
30
40
Start of dosing
Vehicle
Celecoxib (ctrl)
REC-4881 (1 mg/kg)
REC-4881 (3 mg/kg)
REC-4881 (10 mg/kg)

2



High Grade Adenomas (%)
0
50
100
Vehicle
Celecoxib
REC-4881 1 mg/kg
REC-4881 3 mg/kg
REC-4881 10 mg/kg

APC, adenomatosis polyposis coli; ERK, extracellular signal-regulated kinase; FAP, familial adenomatous polyposis.

83

Recursion

Clinical: FAP

Further Confidence : Clinical Data Generated by Recursion

REC-4881-101: Single-center, double-blind, placebo-controlled, dose-escalation study in healthy volunteers

- Group 1 (n=13): Food effect crossover (REC-4881 4 mg/PBO [fed/fasted]), followed by single dose REC-4881 8 mg/PBO [fed]
- Group 2 (n=12): Matched single ascending dose (REC-4881 4 mg/PBO; REC-4881 8 mg/PBO; REC-4881 12 mg/PBO)

Accomplished

- Recursion formulation yields exposures comparable to Takeda's formulation (molecule in-licensed from Takeda)
- No food effect
- Dose proportional increases in exposure
- Similar to C20001 study, observed pERK inhibition (i.e., target engagement) at 8 mg and 12 mg doses
- Acceptable safety profile

Note: AE, adverse event; MEK, mitogen-activated protein kinase; NHV, normal healthy volunteer; pERK, phosphorylated extracellular signal-regulated kinase; SAE, serious adverse event.

84

REC-4881 for the Treatment of Solid Tumors with AXIN1 or APC Mutant Cancers Target / MOA MEK Inhibitor Molecule Type Small Molecule Lead Indication(s) Solid Tumors with AXIN1 or APC Mutant Cancers Status Phase 2 Source of Insight Recursion OS

Clinical: AXIN1 or APC

Disease Overview : *AXIN1* or *APC* Mutant Cancers



Gross morphology of HCC tumor

- **Sustained Wnt signaling** is a frequent driver event found across a wide variety of solid tumors
- Dysregulation of β-catenin destruction complex due to inactivating mutations in *AXIN1* or *APC* **leads to sustained Wnt signaling promoting** cancer progression and survival[1]
- *AXIN1* or *APC* **mutant solid tumors** are considered clinically aggressive and resistant to standard treatments

> **"Nothing in HCC has immediate therapeutic relevance and the most common mutations are TERT, TP53, and Wnt (CTNNB1/AXIN1/APC) and combined these alterations define almost 80% of patients and are not targetable"**
>
> - **KOL,** Clinical Investigator, Texas

[1] *Bugter, J.M., et al. Nat Rev Cancer, 2021, 21, pp.5-21*

86

87 • AXIN1 and APC genes covered by commercially available NGS panels and liquid biopsy detection assays • FDA guidance supports utility of ctDNA as patient selection for the detection of alterations for eligibility criteria and as a stratification factor for trials enrolling marker-positive and marker-negative populations3 • Multiple tumor types will inform study design and patient selection Flexible Patient Selection Strategy and Study Design 1 Obtained from cbioportal.org. 2 Represents 2L treatable population estimates; obtained from DRG. 3 https://www.fda.gov/media/158072/download Tumor Type AXIN1 Mutation Frequency1 APC Mutation Frequency1 Treatable Population2 (US+EU5) CRC 3% 70% 27,450 LUAD 4% 11% 14,000 Prostate 2% 11% 6,700 Bladder 3% 8% 5,100 HCC 12% 5% 3,100 Endometrial 8% 12% 2,600 Esophageal 2% 7% 2,600 PDAC 1% 2% 1,500 Ovarian 1% 3% 1,400 TNBC 1% 2% 300 Preclinical data with REC-4881 at clinically relevant exposures in HCC and Ovarian PDX mouse models gives confidence to pursue other mutant cancer types Clinical: AXIN1 or APC Disease Overview : AXIN1 or APC Mutant Cancers 87 ~65,000

Recursion

Clinical: AXIN1 or APC

Insight from OS : Novel Insight around Established MoA


REC-4881 Dosage
0.1μM
0.25μM
1.0μM
2.5μM
APC
AXIN1
Similar
Opposite

Heat map from Recursion OS

Hypothesis: Rescue of *AXIN1* may impact tumor progression and/or restore checkpoint sensitivity in cancers driven by *AXIN1* loss

Recursion Differentiation: REC-4881 rescues tumor suppressor genes *APC* and *AXIN1*

- *APC* and *AXIN1* are negative regulators of Wnt signaling
- Both proteins form part of the B-catenin destruction complex. Strong clustering suggests map recapitulation of this biology

88

Further Confidence : Preclinical Studies Confirming Insight Clinical: AXIN1 or APC Note: REC-4881 dosed at 3 mg/kg QD for up to 21 days. 3 mice per treatment per model (3 x 3 x 3) design. 1 Wong, H., et al. Clin Cancer Res, 2012, 18:14, pp.3846-3855 89 -100 -80 -60 -40 -20 0 20 AXIN1 or APC wildtype AXIN1 or APC mutant 0 5 10 15 20 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Wildtype Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 52) REC-4881 (n = 45) Median PFS (days) 95% CI 7.0 9.0 (4.70 - 10.43) (6.04 - 13.41) Log-rank p value = 0.23 HR = 0.81 (95% CI 0.55 - 1.21) b 0 5 10 15 20 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Mutant Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 33) REC-4881 (n = 33) Median PFS (days) 95% CI 7.0 12.0 (4.19 - 11.70) (7.18 - 20.01) Log-rank p value < 0.001 HR = 0.49 (95% CI 0.29 - 0.83) a • Significantly greater antitumor activity observed with REC- 4881 in mutant models versus wildtype • Majority of mutant models ≥ 60% tumor growth inhibition, which is considered a benchmark for a response in the clinic1 Average Response : ~70% mutant vs ~49% wildtype Median Response: ~72% mutant vs ~48% wildtype Efficacy found in In Vivo Mice Models … 0 5 10 15 20 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Wildtype Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 52) REC-4881 (n = 45) Median PFS (days) 95% CI 7.0 9.0 (4.70 - 10.43) (6.04 - 13.41) Log-rank p value = 0.23 HR = 0.81 (95% CI 0.55 - 1.21) b 0 5 10 15 20 0. 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Mutant Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 33) REC-4881 (n = 33) Median PFS (days) 95% CI 7.0 12.0 (4.19 - 11.70) (7.18 - 20.01) Log-rank p value < 0.001 HR = 0.49 (95% CI 0.29 - 0.83) a Tu m o r G ro w th (% C h an ge v s V eh ic le ) … Led to Significant Progression Free Survival

REC-3964 for the Treatment of C. Difficile Infection Target / MOA Selective C. diff Toxin Inhibitor Molecule Type Small Molecule Lead Indication(s) C. Difficile Infection Status Phase 2 Source of Insight Recursion OS

Source, CDC *NAAT = Nucleic Acid Amplification Test; **rCDI = recurrent CDI • RCDI** occurs in 20-30% of patients treated with standard of care • 40% of those patients will continue to recur with 2+ episodes • >29,000 patients die in the US each year from CDI • Cost burden of up to $4.8bn annually 91 Disease Overview : C. Difficile Infection (CDI) Patient Population – Large, Diagnosable and Easy to Identify Large, Unmet Need with Significant Cost Burden • Symptoms caused by clostridioides difficile tissue-damaging toxins released in the colon • Patients who experience >3 unformed stools are diagnosed via NAAT* for toxin gene or positive stool test for toxins • Patients who are at highest risk are those on antibiotics, and frequently visit hospitals or are living in a nursing home • More than 80% of cases occur among patients age 65 or older Clinical: C. Difficile ~730,000 Diagnosed US + EU5 patients Colleen – lived with rCDI 91

Recursion

Clinical: C. Difficile

Disease Overview : C. Difficile Infection (CDI)

C.diff is the leading cause of antibiotic-associated diarrhea


Hospitalized patients
Surgery
Infection
Antibiotics
Recurrence (>20%)
Diarrhea
Clostridioides difficile diagnosis
Severe Colitis, Toxic Megacolon, Sepsis
Organ Failure
Death

1


Disruption of normal microbiota
C. difficile colonization
Epithelium
Mucosa
Blood vessel

Disruption of microbiota and colonization of *C. diff*

2


Toxins A and B released
Monocyte
Neutrophil

Release of C. diff toxins

3


Pseudomembrane
Inflammation
Cell death

Degradation of colon cell junction & toxin transit to bloodstream

Source: McCollum, D,, Rodriguez, JM . Detection, Treatment, and Prevention of Clostridium difficile Infection. Clinical Gastroenterology and Hepatology 2012 Mar 19. https://doi.org/10.1016/j.cgh.2012.03.008

92

REC-3964 identified as a NCE that demonstrated strong rescue in HUVEC cells treated with C. diff toxin Insight from OS : REC-3964 Rescued Cells Treated with C. Difficile Toxins C. diff toxin B phenotype Healthy Control Disease State Healthy Cells REC-3964 0.1 µM Clinical: C. Difficile 93

Recursion

Clinical: C. Difficile

REC-3964 : Selective Inhibitor of C. Difficile Toxins

REC-3964 is Recursion's 1st Small Molecule NCE to Reach the Clinic



Toxin
GT
1
Apical Surface / Gut Lumen
Cytoplasm
Legend:
GT UDP-Glucose Glucosyltransferase
Toxin
GT
2
Toxin
GT
Toxin
GT
Toxin
Endosome
GT
3
OH
RHO
Active
GT
Glucosylation
UDP-glucose
UDP
O-glucose
RHO
Inactive
4
Intestinal barrier disruption:
• Inflammation
• Diarrhea
• Sepsis
• Colitis
Basolateral Surface

Adapted from Awad et al. 2014

1. C.diff toxins bind to cell surface receptors and trigger endocytic event
2. Autocatalytic cleavage event releases C.diff toxin's glucoyltransferase enzymatic domain into the cytosol of the infected cell
3. The glucosyltransferase locks Rho family GTPases in the inactive state
4. Inactivation of Rho GTPases alters cytoskeletal dynamics, induces apoptosis, and impairs barrier function which drives the pathological effects of C.diff infection

94

Adapted from Awad, MM. et al. (2014). Clostridium difficile virulence factors: Insights into an anaerobic spore-forming pathogen. Gut Microbes. 5(5), 579-593. REC-3964 : Selective Inhibitor of C. Difficile Toxins Clinical: C. Difficile 3 1 2 4 REC-3964 binds and blocks catalytic activity of the toxin’s innate glucosyltransferase, but not the host's 5 5 REC-3964 is Recursion’s 1st Small Molecule NCE to Reach the Clinic 95

Recursion

Clinical: C. Difficile

Further Confidence : Preclinical Studies Confirmed Recursion OS Insight

REC-3964 rescues barrier integrity with increasing concentrations


Resistance (normalized %)
100
50
0
Healthy Monolayer (100%)
Toxin-Damaged Monolayer (0%)
0.0001
0.01
1
REC-3964 Concentration (Log µM)

✓ REC-3964 restores gut epithelial barrier integrity, which when disrupted causes inflammation and diarrhea

REC-3964 improved probability of survival in a hamster model of C. difficile infection


Probability of Survival
100
50
0
0
2
4
6
8
Days
Treatment Ends
Non-Infected
Vehicle
REC-3964

✓ Improved probability of survival beyond treatment completion

96

MAD Study Placebo (N=8) n ( %) 100 mg (N=10) n ( %) 300 mg (N=8) n ( %) 500 mg (N=8) n ( %) 900 mg (N=8) n ( %) REC-3964 Overall (N=34) n ( %) MAD Overall (N=42) n ( %) Total Number of TEAEs 17 24 5 9 7 45 62 Total Participants with ≥ 1 TEAE 6 (75.0) 8 (80.0) 4 (50.0) 5 (62.5) 4 (50.0) 21 (61.8) 27 (64.3) Relationship to Study Drug Not Related 4 (50.0) 6 (60.0) 3 (37.5) 4 (50.0) 4 (50.0) 17 (50.0) 21 (50.0) Related 2 (25.0) 2 (20.0) 1 (12.5) 1 (12.5) 0 4 (11.8) 6 (14.3) Abdominal Distension 2 (25.0) 1 (10.0) 1 (12.5) 1 (12.5) 0 3 (8.8) 5 (11.9) Flatulence 0 1 (10.0) 0 0 0 1 (2.9) 1 (2.4) Severity Grade 1 6 (75.0) 8 (80.0) 4 (50.0) 5 (62.5) 4 (50.0) 21 (61.8) 27 (64.3) Grade 2 0 0 0 0 0 0 0 Grade ≥ 3 0 0 0 0 0 0 0 Total Number of SAEs 0 0 0 0 0 0 0 Discontinued Study Drug Due to AE 0 0 0 0 0 0 0 Further Confidence : Clinical Studies Confirming Safety REC-3964 was well-tolerated with no treatment-related SAEs 97 Clinical: C. Difficile TEAEs = treatment emergent adverse events; Grade 1 = Mild, Grade 2 = Moderate, Grade 3 = Severe, Grade 4 = Life Threatening, Grade 5 = Fatal